EXHIBIT 10.8

ILLINOIS

This space reserved for Recorder’s use only.

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

by

TNP SRT CONSTITUTION TRAIL MASTER LESSEE, LLC, as Tenant

to and for the benefit of

AMERICAN NATIONAL INSURANCE COMPANY, as American National

THIS DOCUMENT PREPARED BY AND

AFTER RECORDING RETURN TO:

Holland & Knight, LLP

131 South Dearborn Street, Suite 3000

Chicago, Illinois 60603

Attention: Robyn Axberg, Esq.

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(Master Lease Tenant)

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of December 16, 2011 between the undersigned TNP SRT CONSTITUTION TRAIL MASTER LESSEE, LLC, a Delaware limited liability company, (such party together with its successors and assigns including, without limitation, with respect to any individual, such individual’s heirs, administrators, legal representatives and executors, all of the preceding being collectively herein referred to as “Tenant”) and AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance company (such party together with its successors and assigns including, without limitation, any purchaser at any foreclosure sale of the Mortgage, defined below, being herein collectively referred to as “American National”), whose address is: Attn: Mortgage and Real Estate Investment Department, One Moody Plaza, Galveston, Texas 77550.

RECITALS

A. Tenant is the lessee under the lease which, together with any and all modifications and amendments thereto, is completely described on EXHIBIT “B” attached hereto and incorporated herein (collectively the “Lease”).

B. TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company, (together with its successors and assigns including, without limitation, with respect to any individual, such individual’s heirs, administrators, legal representatives and executors being herein collectively referred to as “Borrower”), the lessor or successor to the lessor under the Lease, has requested American National to make to Borrower a mortgage loan secured or to be secured by a Mortgage, Security Agreement and Financing Statement from Borrower for the benefit of American National (such Mortgage, Security Agreement and Financing Statement collectively together with all renewals, increases, replacements, consolidations, modifications and extensions thereof, the “Mortgage”), covering the property (the “Property”) described on EXHIBIT A” attached hereto and incorporated herein wherein the premises covered by the Lease are located.

C. American National is willing to make the requested mortgage loan, provided Tenant executes this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce American National to make the requested mortgage loan, Tenant and American National hereby agree and covenant as follows:

1. The Lease and the lien thereof are and shall at all times continue to be subject and subordinate in all respects to the lien of the Mortgage and all rights, privileges and provisions in favor of American National thereunder. Tenant further waives all rights and claims to assert that the Lease or any provision thereof is superior to the lien or to any other provision of the Mortgage.

2. So long as Tenant is not in breach or default (beyond any period in the Lease given to Tenant to cure such breach or default) in the payment of rent or additional sums or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant’s part to be performed, Tenant’s possession under the Lease and Tenant’s rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by American National acting pursuant to the Mortgage, and Tenant’s occupancy shall not be disturbed by American National during the term of the Lease or any such extensions or renewals thereof in accordance with any extension or renewal options contained in the Lease.

3. If the interests of Borrower in the Property or the Lease shall be acquired by American National by foreclosure, by deed in lieu of foreclosure or by any other method, and American National succeeds to the interests of Borrower under the Lease, then provided that and so long as Tenant is not in default in the payment of any sums due from Tenant under the Lease or in the performance of any other obligation of Tenant under the Lease, the Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated, diminished, interfered with or disturbed except in accordance with the terms of the Lease, and except that Tenant shall be bound to American National under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, with the same force and effect as if American National were the original lessor under the Lease, and Tenant does hereby attorn to American National as its lessor, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon American National’s succeeding to the interest of Borrower under the Lease; provided, however, that unless otherwise required by applicable law Tenant shall be under no obligation to pay rent to American National by virtue of this Agreement until Tenant receives written notice from American National that American National has succeeded to the interests of Borrower under the Lease or exercised its assignment of rents. It is the intention of the parties hereto for this purpose to incorporate the Lease into this Agreement by reference for all purposes with the same force and effect as if set forth at length herein.

4. If American National shall succeed to the interests of Borrower under the Lease, American National shall be bound to Tenant under all of the terms, covenants and conditions of the Lease, and Tenant shall, from and after American National’s succession to the interests of Borrower under the Lease, have the same remedies against American National for the breach or default by American National of any agreement contained in the Lease that Tenant might have had under the Lease against Borrower for Borrower’s breach or default; provided, however, that American National shall not be:

(a) liable for any act or omission of any prior or succeeding landlord (including Borrower); or

(b) liable for the return of any security deposit unless actually received by American National;

(c) subject to any offsets or defenses which Tenant might have against any prior or succeeding landlord (including Borrower);

(d) bound by any rent or additional sums which Tenant might have paid for more than one month in advance to any prior or succeeding landlord (including Borrower);

(e) bound by any agreement, amendment or modification of the Lease or any cancellation or termination of the Lease by any prior landlord (including Borrower), made without American National’s prior written consent;

(f) liable for the completion of any construction on the Property or tenant improvements to the leased premises commenced, or agreed or represented to by any prior or succeeding landlord (including Borrower); or

(g) bound by any provision of the Lease restricting the use of other properties owned by American National, as landlord.

5. Tenant from and after the date hereof shall send a copy of any notice or statement of a breach or default (including matters which, but for the passage of time, the giving of notice, or both, would be a breach or default) under the Lease or any notices or statement of any intention to cancel or terminate the Lease by certified mail, return receipt requested to American National at the address shown above at the same time such notice or statement is sent to Borrower. Tenant further agrees that, in the event of any act or omission by Borrower or other occurrence which would give Tenant the right to cancel or terminate the Lease or to claim a partial or total eviction (either actual or constructive), or in the event of any other breach or default by Borrower under the terms of the Lease, promptly thereupon, Tenant shall so notify American National by certified mail, return receipt requested, at the address above.

6. American National shall have the option, within a reasonable time, but not less than sixty (60) days following receipt by American National of notice as provided in paragraph 5 above, to cure any such act, omission, breach, or default of Borrower described in such paragraph 5, including if necessary, the commencement and prosecution of foreclosure proceedings, and Tenant agrees to accept the performance of American National in lieu of the performance of Borrower and that the Lease shall thereby remain in full force and effect. Tenant shall not exercise any such right to terminate or claim eviction or any other rights or remedies available at law or in equity for default or breach of the Lease or act or omission by Borrower in connection with the Lease, unless and until Tenant has notified American National as provided in paragraph 5 hereof and until the time for American National to commence and complete such cure has elapsed.

7. Tenant hereby agrees that for so long as the Mortgage encumbers or is a lien on the Property, or any portion thereof, and thereafter, should American National acquire the Property, or any portion thereof, no covenant, agreement or other obligation of the Landlord which is to be performed or complied with beyond the boundaries of the Property and no act or omission or occurrence which occurs beyond the boundaries of the Property (including, without limitation, any restrictions prohibiting Landlord’s or its affiliates or other related persons or entities from competing, operating or leasing in competition with Tenant or to cause or restrict certain actions or activities on other property not encumbered by the Mortgage) shall be a breach or default under the Lease nor permit Tenant to cancel or terminate the Lease or abate or reduce any rent or other sums. Nothing in this Section 7 shall prevent Tenant from seeking or obtaining a restraining order or injunction against such breach, default, act, omission or occurrence or from obtaining a monetary judgment against Borrower or any successor landlord other than American National for any such breach, default, act, omission or occurrence.

8. In the event the Tenant becomes the owner of the Property or any portion thereof, there shall be no merger of the leasehold interest and the fee interest and the Lease shall remain in existence and, without limiting the foregoing, American National shall be permitted to collect rent thereunder if a breach or default occurs under the Mortgage or any indebtedness secured thereby or any assignment of leases and/or rents by and/or executed in connection with any of the preceding. Nothing in this Agreement shall be construed to permit a transfer of Tenant’s interest not expressly permitted by the Lease.

9. This Agreement may not be amended or modified orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns including, any applicable, heirs, administrators, legal representatives and executors.

10. Tenant agrees that it will not, without the written consent of American National, pay rent or any other sums becoming due under the Lease more than one (1) month in advance.

11. Tenant agrees that the Mortgage and the indebtedness secured thereby may be increased, rearranged, renewed, extended, consolidated and modified from time to time by agreement between Borrower and American National, and American National may exercise any one or more of its rights under the Mortgage from time to time at American National’s discretion, all without notice to or consent of Tenant, and this Agreement shall continue in full force and effect as to all such renewals, extensions, increases, rearrangements, consolidations and modifications and all such exercises of rights.

12. In no event shall American National be personally liable as landlord under the Lease either by virtue of any assignment of the Lease, the exercise of any right thereunder or hereunder, the foreclosure of its lien on the Property, the acquisition of the Property or the collection of any rent or other sums under the Lease as Owner or Mortgagee and Tenant shall look solely to the real estate that is the subject of the Lease and to no other assets of American National for satisfaction of any liability in respect of the Lease; but Tenant shall have reserved to it all other remedies available to it at law or in equity.

13. Except as otherwise described on Exhibit “A” above, the Lease has not been amended or modified and is in full force and effect as originally executed, and there are no side letters or other arrangements, whether or not constituting amendments to the Lease, for tenant inducements or otherwise.

14. The Lease is in full force and effect. Neither Borrower nor Tenant is in breach or default under any provision of the Lease nor is Tenant aware of any act, omission or occurrence which, but for the passage of time, the giving of notice, or both, which would constitute a breach or default or would permit the Tenant to terminate the Lease or reduce or abate any rent thereunder. Borrower has complied fully and completely with all of Borrower’s covenants, warranties and other obligations under the Lease to the date hereof. Tenant is fully obligated to pay, and is paying, the rent and other sums due from Tenant under the Lease, and is fully obligated to perform and is performing all of the obligations of Tenant under the Lease, without right of counterclaim, offset or other defense.

15. Where appropriate, all references to the singular shall include the plural and vice versa and all references to any gender shall include the others.

16. This Agreement may not be waived, amended or modified except by subsequent written agreement signed by the party to be bound.

17. The words “breach” and “default” are used interchangeably in this Agreement for convenience of drafting and there is no distinction between the meanings of either word.

18. This Agreement satisfies Borrower’s obligation, if any, to provide a subordination, non-disturbance and attornment agreement, or similar document, pursuant to the Lease.

19. This Agreement is to be interpreted under the internal laws of the State of Illinois, without regard to conflict of law provisions.

20. This Agreement may be executed in multiple counterparts, each of which shall be an original instrument and which, taken together, constitutes one and the same agreement.

[Remainder of Page Intentionally Left Blank]

SIGNATURE PAGE TO SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

TNP SRT CONSTITUTION TRAIL, LLC

TO AMERICAN NATIONAL INSURANCE COMPANY

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TENANT:

TNP SRT CONSTITUTION TRAIL MASTER LESSEE, LLC, a Delaware limited liability company,

By:	/s/ James Wolford
Name:	James Wolford
Title:	CFO

STATE OF ______________	)
	)	ss
COUNTY OF ____________	)

On this              day of                     , 2011, before me, a Notary Public within and for said County, personally appeared                         , to me personally known, who, being by me duly sworn, did acknowledge before me that                              as                                  of TNP Strategic Retail Trust, Inc., a Maryland corporation, as general partner of TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership, as sole member of TNP SRT Constitution Trail, LLC, a Delaware limited partnership, who subscribed to the foregoing instrument as such                                  appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said company for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal, this              day of                     , 2011.

NOTARY PUBLIC

(SEAL)

SIGNATURE PAGE TO SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

TNP SRT CONSTITUTION TRAIL, LLC

TO AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance company

By:	/s/ Scott F. Brast
Name:	Scott F. Brast
Title:	Senior Vice President

STATE OF TEXAS	§
	§	ss.
COUNTY OF GALVESTON	§

On this             day of                     , 2011, before me, a Notary Public within and for said County, personally appeared                                     , to me personally known, who, being by me duly sworn, did acknowledge before me that                                      as                                  of AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance company, who subscribed to the foregoing instrument as such                                      appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said company for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal, this              day of                     , 2011.

NOTARY PUBLIC – STATE OF TEXAS

EXHIBIT “A”

TRACT NO. 1:

Lots 1, 2, 3, 6 and 8 and Outlets 5, 7, and 12 and 500, 502, 503 in the Constitution Trail Subdivision, according to the Plat thereof recorded August 7, 2007 as Document No. 2007-21949, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 2:

Outlet 509 in the Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in MCLEAN COUNTY, ILLINOIS.

TRACT NO. 3:

Lot 20 and Outlets 506 and 507 in the First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in MCLEAN COUNTY, ILLINOIS.

TRACT NO. 4:

Lot 9 and outlet 510 in the Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in MCLEAN COUNTY, ILLINOIS.

Address: North Main Street and West Raab Road, Normal, Illinois

Property Index Nos.:

Tract 1:

Lot 1- 14-16-454-001

Lot 2- 14-16-454-002

Lot 3- 14-16-454-004

Lot 6- 14-16-380-001

Lot 8- 14-16-379-004

Outlet 5- 14-16-380-002

Outlet 7- 14-16-379-005

Outlot 12- 14-16-379-001

Outlot 500- 14-16-454-003

Outlet 502- 14-16-326-003

Outlot 503- 14-16-326-002

Tract 2:

Outlot 509- 14-16-405-002

Tract 3:

Lot 20- 14-16-404-004

Outlot 506- 14-16-404-003

Outlot 507- 14-16-404-005 & 14-16-404-006

Tract 4:

Lot 9 and Outlot 510 - Underlying Lands Tax No. 14-16-379-006

EXHIBIT “B”

TO

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

The Lease referred to in the foregoing Agreement is a Master Lease Agreement made and entered into on or about December             , 2011, between TNP SRT Constitution Trail, LLC, a Delaware limited liability company, as landlord, and TNP SRT Constitution Trail Master Lessee, LLC, a Delaware limited liability company, as tenant. The Lease has not been amended or modified.